UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 14, 2012

ASCEND ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-51840	20-3881465
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

360 Ritch Street, Floor 3, San Francisco, California	94107
(Address of Principal Executive Offices)	(Zip Code)

(307) 633-2831

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

ITEM 4.01 CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT.

On May 14, 2012, the Board of Directors of Ascend Acquisition Corp. (the “Company”) approved the dismissal of GBH CPAs, PC (“GBH”) and the engagement of Marcum LLP (“Marcum”) as the principal accountant to audit the Company’s financial statements. Marcum was selected because it was already the auditor for Andover Games, LLC (“Andover Games”), the Company’s wholly-owned subsidiary, and using the same auditor would be more expedient and cost effective.

GBH’s report on the financial statements for the Company for the past two years did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles except that the report of GBH accompanying the Company’s audited financial statements as of December 31, 2011 and 2010 was qualified as to the Company’s ability to continue as a going concern.

During the two most recent fiscal years and through May 14, 2012, there were no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of GBH, would have caused GBH to make reference to the subject matter of the disagreements in connection with its report.

During the two most recent fiscal years and through May 14, 2012, there were no “reportable events” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

The Company provided GBH with a copy of the disclosures made pursuant to this Item 4.01 prior to the filing of this Current Report on Form 8-K. The Company requested GBH to furnish a letter addressed to the Commission, attached hereto as Exhibit 16, stating whether it agrees with such disclosures, and, if not, stating the respects in which it does not agree.

As indicated above, Marcum is the auditor for Andover Games. During the two most recent fiscal years and the interim period preceding the engagement of Marcum, other than as auditor for Andover Games, the Company did not consult Marcum regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and either a written report was provided to the Company or oral advice was provided that Marcum concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or a “reportable event” (as described in paragraph 304(a)(1)(v) of Regulation S-K).

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits:

Exhibit	Description

16	Letter from GBH CPAs, PC regarding change in certifying accountant, dated May 15, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 16, 2012	ASCEND ACQUISITION CORP.

	By:	/s/ Johnathan J. Ledecky
Johnathan J. Ledecky Interim Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description

16	Letter from GBH CPAs, PC regarding change in certifying accountant, dated May 15, 2012.